UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed	by the Registrant ☒

Filed	by a Party other than the Registrant ☐

Check	the appropriate box:

☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
☐ Definitive Proxy Statement		Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

MSCI Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 05, 2011

Meeting Information
MSCI INC.	Meeting Type: Annual Meeting
For holders as of: March 10, 2011
	Date: May 05, 2011	Time: 2:30 PM EDT
Location: One Chase Manhattan Plaza
28th Floor
New York, NY 10005

MSCI INC. ATTN: CECILIA AZA 1 CHASE MANHATTAN PLAZA 44th FLOOR NEW YORK, NY 10005	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following:
1.	Election of Directors Nominees	The Board of Directors recommends you vote 1 YEAR on the following proposal:
01	Benjamin F. duPont	3	To recommend, by non-binding vote, the frequency of executive compensation votes.
02	HenryA. Fernandez

03	Alice W. Handy	The Board of Directors recommends you vote FOR the following proposal:

04	Catherine R. Kinney	4	To ratify the appointment of Deloitte & Touche LLP as independent auditor

05	Linda H. Riefler	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

06	George W. Siguler

07	Scott M. Sipprelle

08	Patrick Tierney

09	Rodolphe M. Vallee

The Board of Directors recommends you vote FOR the following proposal:

2	To approve, by non-binding vote, executive compensation as described in these proxy materials.

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